UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2014 (March 11, 2014)

GREEKTOWN HOLDINGS, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Michigan	000-1432622	20-3579386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette, Detroit, Michigan 48226

(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On March 11, 2014, the Company issued a news release announcing that it did not receive the required consents to amend the indenture governing their outstanding 13% Senior Secured Notes due 2015. A copy of the news release is furnished as Exhibit 99.1 to this current report, and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	News Release, dated March 11, 2014, announcing the Lack of Requisite Consent to Amend the Indenture Governing the Company’s Outstanding 13% Senior Secured Notes Due 2015

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 13, 2014

GREEKTOWN HOLDINGS, L.L.C.

By:	/s/ Glen Tomaszewski
Name:	Glen Tomaszewski
Title:	Senior Vice President, Chief Financial Officer and Treasurer